                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 21, 1996
                                                 ------------------------------

                         NEVADA ENERGY COMPANY, INC.
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-14873                  84-0897771
- -------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


          401 East Fourth Street, Reno, NV                    89512
- -------------------------------------------------------------------------------
     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code     (702) 786-7979
                                                   ----------------------------

- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                           NEVADA ENERGY COMPANY, INC.

                                      INDEX

ITEM NUMBER AND CAPTION                                PAGE NUMBER
- -----------------------                                -----------

Item 2. Acquisition of Assets. . . . . . . . . . . . . . . .1

Item 7. Financial Statements
        and Exhibits.. . . . . . . . . . . . . . . . . . . .1

ITEM 2. ACQUISITION OF ASSETS.

     (a) The Company's wholly owned subsidiary, Central Communications Corporation ("CCC" - a Nevada corporation), completed the acquisition of all of the outstanding shares of Telecommunications Technologies, Inc. ("TTI" - an Oregon corporation) on June 21, 1996. Also acquired by CCC were the rights to provide telecommunications services as set forth in an agreement between InterNet Communications Services, Inc. ("ICS" - a Delaware corporation) and La Opinion Tarleta Telefonica Telecard, Inc. ("La Opinion" - a California corporation) dated July 19, 1995. The properties were acquired from Telecom
(AE), a division of Wina Associates (an Isle of Mann corporation) in consideration of $500,000 in cash and 2,000,000 of the Company's Class A common shares valued at $1,500,000 to be issued.

     (b) TTI is engaged in the development, financing and operation of retail telecommunications centers in shopping centers and modular offices located in the Western United States. Each telecommunications center allows customers to make long-distance telephone calls, purchase telephone debit cards, send and receive telecopier transmissions and make funds transfers. The centers are popularly known as "La Caseta Telephonicas" and are oriented towards serving Spanish speaking clientele. The agreement between ICS and La Opinion permits La Opinion to sell telephone debit cards, on a non-exclusive basis, to be utilized through ICS's proprietary debit card switching services. La Opinion is a subsidiary of La Opinion Newspaper, a Spanish language newspaper with circulation of approximately 14,000 in the greater Los Angeles area. The debit cards are sold through locations which also distribute the La Opinion
newspapers.   The registrant intends to continue these activities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) It is impracticable to provide the required financial statements for the acquired business at this time. The required financial statements will be filed by September 3, 1996.

     (b)  No pro forma financial information is being filed with this Form 8-K.

     (c) Exhibit (10-1) Stock Acquisition Agreement dated June 21, 1996, with Addendum is attached hereto.

     (d) Exhibit (10-2) Validation Processing Purchase Agreement Internet Provided Long Distance dated July 19, 1995 is attached hereto.

     (e) Exhibit (10-3) Assignment of Long Distance Services agreement dated March 29, 1996 is attached hereto.

     (f)  Irrevocable letter of direction dated May 31, 1996 is attached hereto.

     (g) Assignment Agreement between the Company and CCC dated May 31, 1996 is attached hereto.

     (h) Assignment Agreement between TAE and CCC dated May 31, 1996 is attached hereto.

     (i) Assignment Agreement between TAE and CTC dated May 31, 1996 is attached hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NEVADA ENERGY COMPANY, INC.

                                     /s/ Jeffrey E. Antisdel
                                   -----------------------------------
                                   Jeffrey E. Antisdel, President

                                   Date      July 3, 1996
                                        ------------------------------


                                        2